T. Rowe Price Personal Strategy Growth Fund

Supplement to Summary Prospectus Dated October 1, 2019

Effective January 1, 2020, the fund’s name will change from the T. Rowe Price Personal Strategy Growth Fund to the T. Rowe Price Spectrum Moderate Growth Allocation Fund. All references throughout the summary prospectus to the Personal Strategy Growth Fund are replaced by reference to the Spectrum Moderate Growth Allocation Fund. The portfolio manager, investment objective, investment program, and benchmark will remain unchanged.

The date of this supplement is October 1, 2019.

F103-042-S 10/1/19